Scudder
Global
Fund

Semiannual Report
December 31, 1998

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of global equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                               Scudder Global Fund
--------------------------------------------------------------------------------
Date of Inception: 7/23/86   Total Net Assets as of       Ticker Symbol:  SCOBX
                            12/31/98: $1.61 billion
--------------------------------------------------------------------------------

o Scudder Global Fund returned -1.76% for the six-month period ending December 31, 1998, trailing the 6.59% return of its unmanaged benchmark, the Morgan Stanley Capital International World Index, for the same period. Underperformance can be attributed to an emphasis on reasonable valuations and risk management in a period when a select number of richly valued large-cap stocks led the market higher. Over the past ten years, the Fund has posted an average annual return of 13.58%.

o While stock markets in the United States and Europe posted another year of strong performance, Asia and the emerging markets continued to lag.

o The Fund's theme-based approach emphasized stocks that we believe stand to benefit from the myriad changes taking place in the global economy.


                                Table of Contents

  3 Letter from the Fund's Chairman       19 Financial Highlights
  4 Performance Update                    20 Notes to Financial Statements
  5 Portfolio Summary                     24 Report of Independent Accountants
  6 Portfolio Management Discussion       25 Shareholder Meeting Results
  9 Glossary of Investment Terms          28 Officers and Directors
 10 Investment Portfolio                  29 Investment Products and Services
 16 Financial Statements                  30 Scudder Solutions


                            2 - Scudder Global Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

   The past year has been a nerve-wracking period for many investors. Although the stock markets of most developed nations posted strong returns in 1998, extreme volatility and dramatic news events left market participants on edge for much of the year. When stock prices are falling and pundits are proclaiming that the best days for the markets are behind us, it is easy to lose sight of your long-term investment goals. Similarly, powerful rallies can often lead investors to allocate their funds to asset classes that may not be suitable from a risk standpoint. The temptation to "time the market" or otherwise change your investment strategy can be exceptionally strong in periods of high volatility, all the more so in an era of above-average stock market returns.

   As the rebound in global equities last autumn demonstrated, however, a long-term approach that stresses the importance of patience and diversification continues to be a key to sound investing. We encourage you to regularly review your asset allocations to ensure that they are consistent with your long-term objectives. If you would like to discuss your situation, please do not hesitate to call us at 1-800-225-2470.

   For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, which invests in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which focuses on stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds emphasize companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

   Thank you for your continued investment in Scudder Global Fund. If you have any questions about your investment, please call Scudder Investor Information at the number listed above, or visit our Web site at www.scudder.com.


   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   Chairman,
   Scudder Global Fund


                            3 - Scudder Global Fund

                   Performance Update as of December 31, 1998

   Fund Index Comparisons
   --------------------------------------------
                           Total Return
   --------------------------------------------
   Period
   Ended       Growth of                Average
   12/31/98    $10,000     Cumulative    Annual
   --------------------------------------------
   Scudder Global Fund
   --------------------------------------------
   1 Year      $ 11,259      12.59%    12.59%
   5 Year      $ 17,321      73.21%    11.61%
   10 Year     $ 35,744     257.44%    13.58%
   --------------------------------------------
   MSCI World Index
   --------------------------------------------
   1 Year      $ 12,433      24.33%    24.33%
   5 Year      $ 20,712     107.12%    15.67%
   10 Year     $ 27,529     175.29%    10.65%
   --------------------------------------------

Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Yearly periods ended December 31

Scudder Global Fund
Year          Amount
--------------------

'88         10000
'89         13741
'90         12861
'91         15056
'92         15741
'93         20637
'94         19770
'95         23827
'96         27079
'97         31748
'98         35744

MSCI World Index
Year          Amount
--------------------

'88         10000
'89         11662
'90         10028
'91         11447
'92         10849
'93         13291
'94         13965
'95         16856
'96         19129
'97         22142
'98         27529

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Yearly periods ended December 31

CHART DATA:

                                      1989     1990     1991    1992     1993     1994     1995    1996     1997     1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $19.48   $17.06   $18.96   $19.32  $24.80   $23.33   $27.01   $28.80  $28.28   $28.68
-----------------------------------------------------------------------------------------------------------------------------
Income Distributions                $  .20   $  .37   $  .31   $  .16  $  .24   $  .11   $  .25   $  .28  $  .88   $  .55
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $  .55   $  .83   $  .66   $  .34  $  .26   $  .34   $  .84   $ 1.53  $ 4.58   $ 2.61
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                37.41    -6.40    17.07     4.54   31.10    -4.20    20.53    13.65   17.24    12.59
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               16.61   -17.02    18.28    -5.23   22.50     5.08    20.72    13.48   15.75    24.33
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                             4 - Scudder Global Fund

                    Portfolio Summary as of December 31, 1998


Geographical
(Excludes Cash Equivalents and Bonds)
-------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Europe                         47%
      United States & Canada         40%
      Japan                           5%
      Pacific Basin                   5%
      Latin America                   2%
      Africa                          1%
   --------------------------------------
                                    100%
   ======================================

We continue to find the most attractive opportunities in the United States and Europe.


Sectors
(Excludes Cash Equivalents and Bonds
------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      19%
      Manufacturing                  17%
      Energy                         10%
      Technology                      8%
      Metals and Minerals             8%
      Utilities                       8%
      Consumer Staples                6%
      Health                          6%
      Service Industries              5%
      Other                          13%
   --------------------------------------
                                    100%
   ======================================

The Fund decreased its weighting in financial stocks, and increased its concentration in the utilities, energy, and natural resources sectors.


Ten Largest Equity Holdings
(18% of Portfolio)
---------------------------

    1. International Business Machines Corp.
       Principal manufacturer and servicer of business and computing machines in the United States
    2. Muenchener Rueckversicherungs- Gesellschaft AG Insurance company in
       Germany
    3. RWE AG
       Producer and marketer of petroleum and chemical products in Germany
    4. Novartis AG
       Pharmaceutical company in Switzerland
    5. Electronic Data Systems Corp.
       Provider of information technology services in the United States
    6. USEC Inc.
       Provider of enriched uranium products and services in the United States
    7. UNUM Corp.
       Provider of disability, health and life insurance and group pension products in the United States
    8. Allianz AG
       Multi-line insurance company in Germany
    9. Unilever PLC
       Manufacturer of branded and packaged consumer goods, foods, detergents and personal care products in the United Kingdom
   10. VEBA AG
       Generator and distributor of electricity in Germany

We emphasized companies that are restructuring and demonstrating an increased focus on shareholder value.







For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                             5 - Scudder Global Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager William Holzer discusses Scudder Global Fund's strategy and the market environment in the six-month period ended December 31, 1998.

Q: Please review the key market events of the past six months.

A: From the beginning to the end of 1998, the stock markets of the world's industrialized nations rose substantially, but the path that they took to reach their new heights was far from straight. In the first half of the year, the combination of low interest rates, strong economic growth in the U.S. and Europe, and restructuring in all regions combined to create a highly favorable environment for equities. These factors were rapidly overwhelmed in July, however, when the news about the Russian debt default and the U.S. hedge fund crisis hit the markets. Suddenly, investors became much more focused on risk, and concerns about a possible global recession were rampant. As quickly as the markets fell in the summer, they subsequently rebounded in the fall following a series of interest rate cuts by major central banks.

Rarely have the markets exhibited the rapid transitions between panic and euphoria that they did in 1998. An outgrowth of this development is that a narrowing proportion of stocks have benefited from outsized returns, making the task of active fund managers more difficult. In the United States, for example, the fifteen largest stocks in the S&P 500 (by capitalization) accounted for over 50% of the gain in the broader average during the year. Large company stocks were awarded significantly higher valuations, causing the price-to-earnings ratios of large-cap stocks to expand while the P/E ratios of smaller stocks contracted. The period was also characterized by a skewed dispersion of returns among industry sectors. In the S&P 500, only five of fifteen sectors (technology, communications, consumer, health, and media) produced better returns than the market as a whole. These factors, which were present for the entire year, were particularly acute in the fourth quarter. The gap between the few large-cap stocks that outperformed and the multitude of small- to mid-cap stocks that were flat to down was also present in European markets, creating a challenging environment for global investors.

Q: How did the Fund perform in this environment?

A: The Fund provided a total return of -1.76%, which trailed the 6.59% return of its unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Index. In a market where returns were so narrowly concentrated, the Fund would have had to invest an extraordinarily large proportion of assets into a very limited number of highly valued stocks in order to beat the index. Only an abandonment of our risk management philosophy would have permitted this, and our commitment to the belief that active management will add value over the long-term precludes such a decision.

Q: The direction of Japan's economy continues to be a primary focus of investors. Do you detect any signs of meaningful restructuring?

A: Yes, but the structural imbalances in the Japanese economy are perhaps one of the most significant factors for the global financial markets in the near


                            6 - Scudder Global Fund
future. In its quest to repair the economy, the Japanese government is faced with a litany of challenges: rising bond yields, a strengthening yen, and a banking system that remains under water, just to name a few. Thus far, its responses have been woefully inadequate. For example, authorities have maintained a policy of tight money when the debt logjam, in our opinion, can only be repaired with a dose of inflation. Fiscal policy has been similarly inadequate, as the ruling Liberal Democratic Party (LDP) has directed the bulk of public works spending to its support base in the countryside, and has ignored the areas that need it the most -- the cities and the industrial base -- in the process. Slight change is evident in the private sector, where some companies are beginning to unravel their crossholdings, implement meaningful restructuring initiatives, and establish joint ventures with foreign firms. Although we will intently monitor the process of reform to determine the appropriate point to establish a position, we feel that it is still too early to do so. Too many questions remain unanswered, and too many issues continue to plague Japan's struggling economy.

Q: You have been developing several important investment themes within the portfolio. Please tell us what they are, and how they have affected Fund performance.

A: Our top-down strategy uses a theme-based approach to uncover undervalued companies with catalysts for stock price appreciation. Specifically, we seek to invest in companies that we believe stand to benefit from developments in the global economy and changes taking place within specific industries. In 1998, three themes stand out as key contributors to Fund performance.

The most important theme we employed was called "Secure Streams of Income," and reflected our belief in the importance of tangible valuations and predictable cash flows in the current market environment. We anticipate that the same generation that purchased houses in the 1980s and stocks in the 1990s will choose to lock in their gains and opt for security as they approach retirement. While the demand for companies that can generate reliable income will be rising, the amount that can actually do so is falling because of the disinflationary environment. The imbalance that has resulted stands to benefit the stocks of companies that fit in this category, such as Duke Energy. The number one producer of gas and electric energy in the United States, Duke stands to be one of the long-term winners of the deregulation process in the industry. Going forward, the company is likely to produce stable earnings growth while paying a relatively high yield to investors. Another holding under this theme is Railtrack, which manages the railway infrastructure in the United Kingdom. Believing that they are capable of generating steady revenues through the benefit of government regulation and their dominant market position, we added to our holdings as the year progressed.

We continue to find attractive opportunities in companies and industries that stand to benefit from restructuring. Although this theme has already received a great deal of attention, many opportunities still exist to invest in companies as they recognize the importance of shareholder value. This trend continues to evolve in Europe, where a number of our holdings have performed well. In our

                            7 - Scudder Global Fund
opinion, the region still has far to go before this process is completed, and valuations are generally more reasonable than those in the U.S. As a result, the Fund is likely to maintain its overweight position in Europe.

A newer theme that we have begun to take advantage of is the growing empowerment of the consumer. In the last five years, the combination of global competition, disinflation, and the various tools that have streamlined the process of price shopping -- such as the Internet -- have given consumers the ability to easily obtain lower prices and better service. We believe that the firms providing the technology to facilitate this process stand to profit from the ongoing shift in the balance of power. A prime example of such a company is Sun Microsystems, which manufactures the products that make Internet access possible. In addition to producing servers, which are the hardware of the `Net, Sun sells Java software, which is the common language for Internet-related devices. We feel that by virtue of this powerful combination, Sun is well positioned to benefit from the enormous opportunities in its consumer oriented businesses.

Q: What is your outlook for the global equity markets?

A: Although the global equity markets performed extremely well in the fourth quarter, several risks remain in place. In the United States, strong consumer spending and the low savings rate have been brought about by the "wealth effect" of a rising stock market. Given the importance of the stock market to the performance of the U.S. economy, it is likely that a drop in stock prices will lead to a rapid decrease in consumer spending and gross domestic product growth. In Latin America, there is the risk that Brazil will not be able to get its fiscal house in order in time to stave off a larger economic collapse than the region has already experienced. And in Asia, the continued inability of the Japanese government to pull the country out of its economic doldrums is keeping the entire Pacific Rim from getting back on track. In this uncertain environment, our commitment to managing risk through a theme-based strategy remains firmly in place. Although this approach may lead to underperformance against the benchmark in the near term, our long-term goal is to remain positioned to benefit from the many changes taking place in the global economy.


                            8 - Scudder Global Fund

                          Glossary of Investment Terms

DISINFLATION               The slowing down of the rate at which prices
                           increase. This phenomenon is generally associated with a slowing economy, and is distinct from deflation, which is an outright decline in prices.

FISCAL POLICY              Decisions concerning government spending
                           typically designed to level out the business cycle, promote price stability, and achieve sustained growth within the economy.

MARKET CAPITALIZATION      The market value of a company's outstanding
                           shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).
                           The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.

MONETARY POLICY            The decision of a central bank to control the level
                           of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(also "P/E" or "earnings   indicates what investors are paying for a company's
multiple")                 earning power at the current stock price. A P/E
                           ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

WEIGHTING                  (over/under) Refers to the allocation of assets --
                           usually in terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                            9 - Scudder Global Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                Principal            Market
                                                                                               Amount (c)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5% to
  be repurchased at $79,848,336 on 1/4/1999, collateralized by a $79,198,000                                     -------------
  U.S. Treasury Bond, 3.625%, 1/15/2008 (Cost $79,804,000) ...........................        79,804,000            79,804,000
                                                                                                                 -------------
Bonds 5.0%
------------------------------------------------------------------------------------------------------------------------------
United Kingdom 2.7%
United Kingdom Treasury Bond, 8.5%, 7/16/2007 ........................................ GBP    17,233,000            36,748,762
United Kingdom Treasury Bond, 3.5%, 12/29/2049 ....................................... GBP     6,014,200             7,751,250
                                                                                                                 -------------
                                                                                                                    44,500,012
                                                                                                                 -------------
United States 2.3%
U.S. Treasury Bond, 6.375%, 8/15/2027 ................................................        31,995,000            36,774,093
------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $73,191,365)                                                                                      81,274,105
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 90.1%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.7%
YPF S.A. "D" (ADR) (Petroleum company) ...............................................           422,300            11,798,006
                                                                                                                 -------------
Australia 2.0%
Foster's Brewing Group, Ltd. (Leading brewery) .......................................         3,682,700             9,974,872
Normandy Mining, Ltd. (Mining and oil enterprises) ...................................         6,306,000             5,835,118
WMC, Ltd. (Mineral exploration and production) .......................................         1,553,351             4,683,315
Woodside Petroleum, Ltd. (Major oil and gas producer) ................................         2,763,700            12,363,245
                                                                                                                 -------------
                                                                                                                    32,856,550
                                                                                                                 -------------
Austria 0.5%
Flughafen Wien AG (Operator of terminals and facilities at Vienna International
  Airport) ...........................................................................           146,900             7,208,732
                                                                                                                 -------------
Brazil 1.2%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ......................           605,400             4,843,200
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ...........        14,986,000             6,548,817
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial complex) ........           621,200             7,866,220
                                                                                                                 -------------
                                                                                                                    19,258,237
                                                                                                                 -------------
Canada 3.5%
BCE, Inc. (Telecommunication services) ...............................................           235,000             8,875,016
Barrick Gold Corp. (Gold exploration and production in North and South America) ......           718,000            14,001,000
Canadian Hunter Exploration, Ltd. (Explorer and producer of oil and natural gas
  in Western Canada) .................................................................            67,250               439,026
Canadian National Railway Co. (Railroad operator) ....................................           261,400            13,609,251

    The accompanying notes are an integral part of the financial statements.


                            10 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ......           492,656             9,230,466
Molson Cos., Ltd. "A" (Brewery) ......................................................           484,000             6,951,299
Nexfor Inc. (Manufacturer and marketer of forest products) ...........................           117,284               463,225
Noranda, Inc. (Operator in mining and metals, forest products, and oil and gas
  industries) ........................................................................           269,000             2,678,058
                                                                                                                 -------------
                                                                                                                    56,247,341
                                                                                                                 -------------
China 0.6%
American Standard China "B"* (Plumbing products) (b) .................................               526             5,260,000
Huaneng Power International, Inc. Series "N" (ADR)* (Developer and operator of
  large coal-fired power plants) .....................................................           319,300             4,629,850
                                                                                                                 -------------
                                                                                                                     9,889,850
                                                                                                                 -------------
France 3.1%
AXA S.A. (Insurance group providing insurance, finance and real estate services) .....           150,929            21,865,943
Assurances Generales de France (Health, life, and liability insurance) ...............           206,577            12,333,286
Canal Plus (Leading pay television network) ..........................................            56,602            15,438,750
Michelin "B" (Leading tire manufacturer) .............................................             2,430                97,139
                                                                                                                 -------------
                                                                                                                    49,735,118
                                                                                                                 -------------
Germany 16.8%
Allianz AG (Multi-line insurance company) ............................................            73,784            27,048,673
BASF AG (Leading international chemical producer) ....................................           424,799            16,210,006
Bayer AG (Leading chemical producer) .................................................           551,474            23,012,550
Bayerische Vereinsbank AG (Commercial bank) ..........................................           225,514            17,657,393
Deutsche Telekom AG (Telecommunication services) .....................................           329,341            10,828,516
Deutsche Telekom AG (ADR) ............................................................           241,700             7,915,675
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .........            63,043             4,671,393
Hoechst AG (Chemical producer) .......................................................           483,993            20,065,948
Muenchener Rueckversicherungs-Gesellschaft AG (Insurance company) ....................            20,234             6,652,806
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)* ..........................            52,343            25,343,974
Muenchener Rueckversicherungs-Gesellschaft AG (Warrants), expire 6/3/2002* ...........             2,902               134,940
RWE AG (Producer and marketer of petroleum and chemical products) ....................           534,216            29,247,741
SAP AG (pfd.) (Computer software manufacturer) .......................................            39,915            19,043,864
Schering AG (Pharmaceutical and chemical producer) ...................................           145,918            18,319,639
VEBA AG (Generator and distributor of electricity) ...................................           430,095            25,727,768
VIAG AG (Provider of electrical power and natural gas services, aluminum
  products, chemicals, ceramics and glass) ...........................................            34,476            20,209,427
                                                                                                                 -------------
                                                                                                                   272,090,313
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Hong Kong 2.0%
Cheung Kong Holdings Ltd. (Real estate company) ......................................           648,000             4,662,863
Citic Pacific Ltd. (Diversified holding company) .....................................         5,083,000            10,956,438
Hutchison Whampoa, Ltd. (Investment holding company) .................................         1,795,000            12,684,735
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ..........         1,693,751             4,263,016
                                                                                                                 -------------
                                                                                                                    32,567,052
                                                                                                                 -------------
Hungary 0.2%
The First Hungary Fund Limited "A"* (Investment company) .............................             3,619             2,985,675
                                                                                                                 -------------
India 0.0%
Housing Development Finance Corp., Ltd. (Housing finance provider to
  individuals, corporations and developers) (b) ......................................               340                17,440
                                                                                                                 -------------
Italy 0.8%
Istituto Nazionale delle Assicurazione (Insurance company) ...........................         5,032,900            13,286,125
                                                                                                                 -------------
Japan 4.7%
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ..................         1,192,000             4,074,312
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment and machinery
  parts) .............................................................................         1,024,000            11,733,428
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ................           115,500             9,204,817
Ono Pharmaceutical Co., Ltd. (Producer of medicines for human and veterinary
  uses) ..............................................................................           141,000             4,407,421
Sharp Corp. (Manufacturer of consumer and industrial electronics) ....................         1,480,000            13,354,467
Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) .........            23,900             7,703,533
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company) .....         1,427,000             4,637,466
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ..........................           100,000             9,147,259
The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance
  company) ...........................................................................           135,000               663,464
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ..........           342,000            11,023,466
                                                                                                                 -------------
                                                                                                                    75,949,633
                                                                                                                 -------------
Netherlands 0.9%
AEGON Insurance Group NV (Insurance company) .........................................           117,284            14,398,259
                                                                                                                 -------------
South Africa 0.9%
Anglo American Platinum Corp., Ltd. (Leading platinum producer) ......................            60,000               822,036
Anglo American Platinum Corp., Ltd. (ADR) ............................................           462,586             6,198,652
Impala Platinum Holdings Ltd. (ADR) (Miner and marketer of platinum) .................           468,500             6,184,200
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
  petrochemical production) ..........................................................           555,836             2,099,631
                                                                                                                 -------------
                                                                                                                    15,304,519
                                                                                                                 -------------
Sweden 0.4%
AGA AB "B" (Producer and distributor of industrial and medical gases) ................           509,700             6,702,811
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Switzerland 6.4%
Ciba Specialty Chemicals AG (Registered) (Manufacturer of chemical products for
  plastics, coatings, fibers and fabrics) ............................................           108,209             9,068,014
Clariant AG (Registered) (Manufacturer of color chemicals) ...........................            14,410             6,741,398
Nestle SA (Registered) (Food manufacturer) ...........................................             9,609            20,936,319
Novartis AG (Registered) (Pharmaceutical company) ....................................            14,812            29,142,607
Swiss Reinsurance (Registered) (Life, accident and health insurance company) .........             7,095            18,514,315
Swisscom AG (Registered)* (Operator of telecommunication networks and network
  application services) ..............................................................            47,412            19,865,846
                                                                                                                 -------------
                                                                                                                   104,268,499
                                                                                                                 -------------
United Kingdom 12.5%
BOC Group PLC (Producer of industrial gases) .........................................         1,056,541            15,163,147
Carlton Communications PLC (Television post production products and services) ........         1,783,415            16,430,636
Enterprise Oil PLC (Oil and gas exploration and production) ..........................         1,166,447             5,722,413
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) .................................         2,501,693            22,673,716
Lasmo PLC (Oil production and exploration) ...........................................         3,852,035             6,405,933
National Grid Group PLC (Owner and operator of electric transmission systems) ........         2,613,920            20,865,352
Railtrack Group PLC (Operator of railway infrastructure) .............................           542,500            14,164,185
Reuters Group PLC (International news agency) ........................................         2,232,546            23,575,794
Rio Tinto PLC (Mining and finance company) ...........................................         1,351,548            15,733,368
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) (Petroleum
  producer) ..........................................................................         2,800,363            17,230,911
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .......         1,323,035            18,353,906
Unilever PLC (Manufacturer of branded and packaged consumer goods, food,
  detergents and personal care products) .............................................         2,312,625            26,036,708
                                                                                                                 -------------
                                                                                                                   202,356,069
                                                                                                                 -------------
United States 32.9%
American Greetings Corp., "A" (Designer of greeting cards) ...........................           259,900            10,672,144
Atlantic Richfield Co. (Petroleum company) ...........................................           213,500            13,930,875
Biogen Inc.* (Biotechnology research and development) ................................            97,020             8,052,660
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana and
  Kentucky) ..........................................................................           476,600            16,383,125
Conoco Inc. "A"* (Explorer of crude oil, natural gas, and natural gas liquids) .......           442,800             9,243,450
Duke Energy Corp. (Electric utility in the Carolinas) ................................           258,300            16,547,344
EXEL Ltd. "A" (Provider of liability insurance) ......................................           236,933            17,769,975
Electronic Data Systems Corp.* (Provider of information technology services) .........           561,000            28,190,250
Enron Corp. (Major natural gas pipeline system) ......................................           354,700            20,240,069
Equity Residential Properties Trust (REIT) (Owner of apartment properties) ...........           363,300            14,690,944

    The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Global Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Homestake Mining Co. (Major international gold producer) .............................         1,377,800            12,658,538
Immunex Corp.* (Biopharmaceutical company) ...........................................           107,000            13,461,938
International Business Machines Corp. (Principal manufacturer and servicer of
  business and computing machines) ...................................................           199,240            36,809,584
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment) .......           159,700            13,534,575
MBIA, Inc. (Insurer of municipal bonds) ..............................................           272,200            17,846,113
Motorola Inc. (Manufacturer of semiconductors and communication products) ............           276,300            16,871,569
Newmont Mining Corp. (International gold exploration and mining company) .............           554,800            10,021,075
Northrop Grumman Corp. (Manufacturer of aircraft, aircraft assemblies and
  electronic systems for military and commercial use) ................................           200,900            14,690,813
Parametric Technology Corp.* (Mechanical design software producer) ...................           529,400             8,668,925
Peco Energy Co. (Electric and gas utility) ...........................................           591,400            24,617,025
PennzEnergy Co. (Worldwide exploration and production company) .......................           218,700             3,567,544
Pennzoil-Quaker State Co. (Worldwide automotive consumer products company) ...........           218,700             3,239,494
Phillips Petroleum Co. (Petroleum exploration, production and refining) ..............           156,900             6,687,863
Praxair, Inc. (Producer of industrial gases and specialized coatings) ................           325,900            11,487,975
ProLogis Trust (REIT) (Global owner of corporate distribution facilities) ............           219,800             4,560,850
Sabre Group Holdings Inc. "A"* (Travel reservation system provider) ..................           346,200            15,405,900
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) ..........................................................................           332,100            14,944,500
Stillwater Mining Co.* (Exploration and development of mines in Montana
  producing platinum, palladium and associated metals) ...............................           472,900            19,388,900
Sun Microsystems, Inc.* (Producer of high-performance workstations, servers and
  networking software) ...............................................................           149,200            12,775,250
Tele-Comm Liberty Media Group "A"* (Operator of cable television systems) ............           177,538             8,177,844
Tele-Communications Inc. "A" (New)* (Cable TV systems and microwave services) ........           429,800            23,773,313
UNUM Corp. (Provider of disability, health and life insurance and group pension
  products) ..........................................................................           463,800            27,074,325
US Airways Group, Inc.* (Major airline) ..............................................           265,100            13,785,200
USEC Inc. (Provider of enriched uranium products and services) .......................         1,978,200            27,447,525
Williams Cos., Inc. (Gas pipeline operator, petroleum producer) ......................           487,600            15,207,025
                                                                                                                   532,424,499
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,115,786,792)                                                                        1,459,344,728
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,268,782,157) (a)                                                   1,620,422,833
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Global Fund

--------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $1,276,724,748. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $343,698,085. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $438,050,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $94,352,250.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $5,277,440 (0.33% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $5,288,981. These securities may also have certain restrictions as to resale.

  (c) Principal amount is stated in U.S. dollars unless otherwise noted.

      Currency Abbreviation:

      GBP       British Pound

    The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Global Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,268,782,157) ..............    $1,620,422,833
                 Receivable for investments sold ......................................           893,883
                 Receivable for Fund shares sold ......................................         2,575,419
                 Dividends and interest receivable ....................................         2,829,323
                 Foreign taxes recoverable ............................................           904,458
                 Other assets .........................................................             1,242
                                                                                          -----------------
                 Total assets .........................................................     1,627,627,158
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to Custodian Bank ................................................           857,726
                 Payable for investments purchased ....................................           157,026
                 Payable for Fund shares redeemed .....................................         8,430,226
                 Unrealized depreciation on forward currency exchange contracts .......         8,560,034
                 Accrued management fee ...............................................         1,299,365
                 Other payables and accrued expenses ..................................           511,741
                                                                                          -----------------
                 Total liabilities ....................................................        19,816,118
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,607,811,040
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........        (2,748,437)
                 Net unrealized appreciation (depreciation) on:
                    Investments .......................................................       351,640,676
                    Foreign currency related transactions .............................        (8,566,164)
                 Accumulated net realized gain ........................................        44,859,363
                 Paid-in capital ......................................................     1,222,625,602
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $1,607,811,040
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,607,811,040 / 56,051,577 shares of capital stock
                    outstanding, $.01 par value, 100,000,000 shares                       -----------------
                    authorized) .......................................................            $28.68
                                                                                          -----------------

    The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Global Fund

                             Statement of Operations

                       six months ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of withholding taxes of $781,079) .....................     $ 10,334,506
                 Interest .............................................................        5,935,144
                                                                                           ----------------
                                                                                              16,269,650
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................        7,595,559
                 Services to shareholders .............................................        2,193,987
                 Custodian and accounting fees ........................................          561,446
                 Directors' fees ......................................................           24,544
                 Reports to shareholders ..............................................          126,597
                 Legal ................................................................           11,696
                 Auditing .............................................................           56,181
                 Registration fees ....................................................           22,534
                 Other ................................................................           48,907
                                                                                           ----------------
                                                                                              10,641,451
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         5,628,199
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................       90,583,025
                 Foreign currency related transactions ................................       (4,822,391)
                                                                                           ----------------
                                                                                              85,760,634
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................     (119,677,078)
                 Foreign currency related transactions ................................       (8,007,992)
                                                                                           ----------------
                                                                                            (127,685,070)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                  (41,924,436)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $(36,296,237)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            17 - Scudder Global Fund

                       Statements of Changes in Net Assets

                                                                                       Six Months
                                                                                          Ended
                                                                                       December 31,          Year Ended
Increase (Decrease) in Net Assets                                                          1998            June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................     $    5,628,199       $   19,606,752
                 Net realized gain (loss) from investment transactions .........         85,760,634          212,859,587
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..................       (127,685,070)          (2,170,185)
                                                                                    -----------------    -----------------
                 Net increase (decrease) in net assets resulting from
                    operations .................................................        (36,296,237)         230,296,154
                                                                                    -----------------    -----------------
                 Distributions to shareholders from:
                 Net investment income .........................................        (27,774,293)         (41,122,886)
                                                                                    -----------------    -----------------
                 Net realized gains from investment transactions ...............       (132,754,958)        (214,025,939)
                                                                                    -----------------    -----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................        324,667,526          528,099,294
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..............................        152,978,322          242,394,548
                 Cost of shares redeemed .......................................       (439,217,062)        (583,899,199)
                                                                                    -----------------    -----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ...............................................         38,428,786          186,594,643
                                                                                    -----------------    -----------------
                 Increase (decrease) in net assets .............................       (158,396,702)         161,741,972
                 Net assets at beginning of period .............................      1,766,207,742        1,604,465,770
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment income of
                    $2,748,437 and undistributed net investment income of           -----------------    -----------------
                    $19,397,657, respectively) .................................     $1,607,811,040       $1,766,207,742
                                                                                    -----------------    -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Shares outstanding at beginning of period .....................         54,499,264           47,646,208
                                                                                    -----------------    -----------------
                 Shares sold ...................................................         10,775,107           16,505,655
                 Shares issued to shareholders in reinvestment of
                    distributions ..............................................          5,350,695            8,610,819
                 Shares redeemed ...............................................        (14,573,489)         (18,263,418)
                                                                                    -----------------    -----------------
                 Net increase (decrease) in Fund shares ........................          1,552,313            6,853,056
                                                                                    -----------------    -----------------
                 Shares outstanding at end of period ...........................         56,051,577           54,499,264
                                                                                    -----------------    -----------------

    The accompanying notes are an integral part of the financial statements.


                            18 - Scudder Global Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            Six Months
                                                              Ended
                                                           December 31,                 Years Ended June 30,
                                                              1998(a)      1998(a)    1997(a)      1996        1995      1994(a)
------------------------------------------------------------------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, beginning of period ..................     $ 32.41       $ 33.67     $ 28.73    $ 25.64     $ 23.93     $ 21.63
                                                          --------------------------------------------------------------------------
Income from investment operations:
Net investment income .................................         .11           .38         .17        .24         .25         .23
Net realized and unrealized gain (loss) on                --------------------------------------------------------------------------
  investments .........................................        (.68)         3.82        6.58       3.94        1.91        2.57
                                                          --------------------------------------------------------------------------
Total from investment operations ......................        (.57)         4.20        6.75       4.18        2.16        2.80
Less distributions from:
Net investment income .................................        (.55)         (.88)       (.28)      (.25)       (.11)       (.24)
Net realized gains from investment transactions .......       (2.61)        (4.58)      (1.53)      (.84)       (.34)       (.26)
Total distributions ...................................       (3.16)        (5.46)      (1.81)     (1.09)       (.45)       (.50)
                                                          --------------------------------------------------------------------------
Net asset value, end of period ........................     $ 28.68       $ 32.41     $ 33.67    $ 28.73     $ 25.64     $ 23.93
                                                          --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................................       -1.76**       14.93       24.91      16.65        9.11       12.99
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................       1,608         1,766       1,604      1,368       1,168       1,096
Ratio of operating expenses to average daily
  net assets (%) ......................................        1.32*         1.34        1.37       1.34        1.38        1.45
Ratio of net investment income to average daily
  net assets (%) ......................................         .70*         1.19         .59        .84        1.03         .97
Portfolio turnover rate (%) ...........................        73.6*         51.3        40.5       29.1        44.4        59.7

(a) Per share amounts have been calculated using weighted average shares outstanding.
*   Annualized
**  Not annualized


                            19 - Scudder Global Fund

                          Notes to Financial Statements


                       A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (formerly Scudder Global Fund, Inc.), a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                            20 - Scudder Global Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                            21 - Scudder Global Fund

                      B. Purchases and Sales of Securities

For the six months ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $336,276,765 and $410,396,745, respectively. Purchases and sales of U.S. Government obligations aggregated $236,908,195 and $303,584,885, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets, 0.90% of the next $500,000,000 of such assets and .85% on such net assets in excess of $1,500,000,000 computed and accrued daily and payable monthly. For the six months ended December 31, 1998, the fee pursuant to the Agreement amounted to $7,595,559, which was equivalent to an annualized effective rate of .95% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,261,491 charged to the Fund by SSC during the six months ended December 31, 1998, of which $203,590 is unpaid at December 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by STC aggregated $736,014, of which $124,413 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $294,291, of which $47,989 is unpaid at December 31, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, divided equally among the series of the Corporation, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1998, Directors' fees and expenses aggregated $24,544.


                            22 - Scudder Global Fund

                                 D. Commitments

As of December 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $8,560,034.


                                                                                                  Net Unrealized
                                                                                                   Appreciation
                                                                               Settlement         (Depreciation)
             Contracts to Deliver                  In Exchange For                Date                (U.S.$)
     ----------------------------------   ---------------------------------   --------------   --------------------
     Japanese Yen        6,262,963,580    U.S. Dollars          47,518,692      3/29/1999           (8,560,034)
                                                                                                    -----------
                                                                                                    (8,560,034)
                                                                                                    ===========

                                E. Line of Credit

The Fund and several Scudder funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                            23 - Scudder Global Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 10, 1999

                            24 - Scudder Global Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Global Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        26,197,642           746,859          1,180,953             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        23,962,578          1,299,926         1,545,290         1,317,660





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                            25 - Scudder Global Fund

                                    This Page
                                  intentionally
                                   left blank.




                            26 - Scudder Global Fund

                                    This Page
                                  intentionally
                                   left blank.





                            27 - Scudder Global Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director
and Vice President

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer
and Director, Scientific Learning
Center

Nicholas Bratt*
Director

William T. Burgin*
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                            28 - Scudder Global Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                            29 - Scudder Global Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            30 - Scudder Global Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                            31 - Scudder Global Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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